Supplement dated October 1, 1998 to Prospectus dated May 1, 1998


                              Aetna Marathon Plus


           Group and Individual Deferred Variable Annuity Contracts


                      Aetna Insurance Company of America


                          Variable Annuity Account I


The information in this Supplement updates and amends the information contained in the Prospectus dated May 1, 1998 (the "Prospectus") and should be read with that Prospectus.


Information about the Aetna Value Opportunity VP investment option is amended as follows:


Effective October 1, 1998, the sub-adviser for Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP will be Bradley, Foster & Sargent, Inc. Aeltus Investment Management, Inc. will continue to be the investment adviser to the Fund.




























Form No. X.59749-98